UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
     Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   June 8, 2010

Ensco plc
(Exact name of registrant as specified in its charter)

England and Wales	1-8097	98-0635229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Chesterfield Gardens London, England W1J 5BQ

(Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code: 44 (0) 20 7659 4660 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01 Other Events
       Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Updated Part II, Item 8 "Financial Statements and Supplementary Data" of our Annual Report on Form 10-K
for the year ended December 31, 2009.
Updated Part II, Item 7 "Management's Discussion and Analysis of Financial Condition and Results of Operations"
of our Annual Report on Form 10-K for the year ended December 31, 2009.
Updated Part II, Item 6 "Selected Financial Data" of our Annual Report on Form 10-K for the year ended
December 31, 2009.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events

    Ensco plc (the "Company," "Ensco," "we" or "us") is filing this Current Report on Form 8-K (the "Report") for the purpose of updating our Annual Report on Form 10-K for the year ended December 31, 2009 (the "Form 10-K") filed with the Securities and Exchange Commission (the "SEC") on February 25, 2010 to reclassify ENSCO 50 and ENSCO 51 as discontinued operations for all periods presented.

    In March 2010, we sold ENSCO 50 and ENSCO 51 for an aggregate $94.7 million.  ENSCO 50 and ENSCO 51 operating results and the related gain on sale were reclassified as discontinued operations in our condensed consolidated statements of income in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 (the “Form 10-Q”) filed with the SEC on April 22, 2010.

    Each Item updated in the Form 10-K is filed as a separate exhibit to this Report. The specific disclosures updated within each Item are as follows:

•
The consolidated statements of income and cash flows for each of the years in the three-year period ended December 31, 2009, included in Part II, "Item 8. Financial Statements and Supplementary Data" (filed as Exhibit 99.1 hereto);

•
Sections a) and o) of Note 1, Note 10, Note 11, Note 13, Note 14 and Note 15 to our audited consolidated financial statements as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009, included in Part II, "Item 8. Financial Statements and Supplementary Data" (filed as Exhibit 99.1 hereto);

•
The Introduction, Results of Operations, Liquidity and Capital Resources and Critical Accounting Policies and Estimates sections included in Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" (filed as Exhibit 99.2 hereto); and

•	Consolidated Statement of Income Data and Consolidated Balance Sheet and Cash Flow Statement Data included in Part II, "Item 6. Selected Financial Data" (filed as Exhibit 99.3 hereto).

    This filing includes updates only to the portions of Item 6, Item 7 and Item 8 of the Form 10-K that specifically relate to the reclassification of ENSCO 50 and ENSCO 51 as discontinued operations and does not otherwise modify or update any other disclosures set forth in the Form 10-K. The revised Items included in this Report have not been updated for any events or circumstances occurring or existing after the date the Form 10-K was originally filed, except for the reclassification of ENSCO 50 and ENSCO 51 as discontinued operations and the change of name of the Company to Ensco plc from Ensco International plc, which occurred on March 31, 2010.  More current information related to the disposal of ENSCO 50 and ENSCO 51 is contained in the Form 10-Q. This Report should be read in conjunction with the Form 10-K (except for Part II, Item 6, Item 7 and Item 8), the Form 10-Q and our other reports on Form 8-K filed during 2010.

FORWARD-LOOKING STATEMENTS

   This report contains forward-looking statements that are subject to a number of risks and uncertainties and are based on information as of the date of this report. We assume no obligation to update these statements based on information after the date of this report.

    Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "project," "could," "may," "might," "should," "will" and words and phrases of similar import. The forward-looking statements include, but are not limited to, statements about the impact of the December 2009 reorganization of the Company's corporate structure (referred to elsewhere herein as the "redomestication") and our plans, objectives, expectations and intentions with respect thereto and with respect to future operations, including the tax savings or other benefits that we expect to achieve as a result of the redomestication. Forward-looking statements also include statements regarding future operations, market conditions, cash generation, the impact of recently contracted premium jackups, contributions from our ultra-deepwater semisubmersible rig fleet expansion program, expense management, industry trends or conditions and the overall business environment; statements regarding future levels of, or trends in, utilization, day rates, revenues, operating expenses, contract term, contract backlog, capital expenditures, insurance, financing and funding; statements regarding future rig construction (including construction in progress and completion thereof), enhancement, upgrade or repair and timing thereof; statements regarding future delivery, mobilization, contract commencement, relocation or other movement of rigs and timing thereof; statements regarding future availability or suitability of rigs and the timing thereof; and statements regarding the likely outcome of litigation, legal proceedings, investigations or insurance or other claims and the timing thereof.

    Forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including:

•	changes in U.S. or non-U.S. laws, including tax laws, that could effectively reduce or eliminate the benefits we expect to achieve from the redomestication,
•	an inability to realize expected benefits from the redomestication,
•	costs related to the redomestication and ancillary matters, which could be greater than expected,
•	industry conditions and competition, including changes in rig supply and demand or new technology,
•
The impact of the April 2010 Deepwater Horizon BP Macondo well incident upon future deepwater and other offshore drilling operations in general, and as respects current and future deepwater drilling permit and operations moratoria, future legislative or regulatory requirements (including requirements related to equipment and operations), future lease sales and other governmental activities that may impact deepwater and offshore operations in the U.S. Gulf of Mexico and our existing drilling contracts for ENSCO 8500, ENSCO 8501, ENSCO 8502 and ENSCO 8503 in particular,

•	risks associated with the global economy and its impact on capital markets and liquidity,
•	prices of oil and natural gas and their impact upon future levels of drilling activity and expenditures,
•	further declines in drilling activity, which may cause us to idle or stack additional rigs,
•	excess rig availability or supply resulting from delivery of newbuild drilling rigs,
•	concentration of our fleet in premium jackup rigs,
•	cyclical nature of the industry,
•	worldwide expenditures for oil and natural gas drilling,
•	the ultimate resolution of the ENSCO 69 situation in general and the pending litigation, potential return of the rig or package policy political risk insurance recovery in particular,
•
changes in the timing of revenue recognition resulting from the deferral of certain revenues for mobilization of our drilling rigs, time waiting on weather or time in shipyards, which are recognized over the contract term upon commencement of drilling operations,

•	operational risks, including excessive unplanned downtime due to rig or equipment failure, damage or repair in general and hazards created by severe storms and hurricanes in particular,
•	changes in the dates our rigs will enter a shipyard, be delivered, return to service or enter service,
•
risks inherent to shipyard rig construction, repair or enhancement, including risks associated with concentration of our ENSCO 8500 Series® rig construction contracts in a single shipyard in Singapore, unexpected delays in equipment delivery and engineering or design issues following shipyard delivery,

•	changes in the dates new contracts actually commence,
•
renegotiation, nullification, cancellation or breach of contracts or letters of intent with customers or other parties, including failure to negotiate definitive contracts following announcements or receipt of letters of intent,

•	risks associated with offshore rig operations or rig relocations,
•	inability to collect receivables,
•	availability of transport vessels to relocate rigs,
•
environmental or other liabilities, risks or losses, whether related to hurricane damage, losses or liabilities (including wreckage or debris removal) in the Gulf of Mexico or otherwise, that may arise in the future which are not covered by insurance or indemnity in whole or in part,

•	limited availability or high cost of insurance coverage for certain perils such as hurricanes in the Gulf of Mexico or associated removal of wreckage or debris,
•	self-imposed or regulatory limitations on drilling locations in the Gulf of Mexico during hurricane season,
•
impact of current and future government laws and regulation affecting the oil and gas industry in general and our operations in particular, including taxation, as well as repeal or modification of same,

•	our ability to attract and retain skilled personnel,
•	governmental action and political and economic uncertainties, including expropriation, nationalization, confiscation or deprivation of our assets,
•	terrorism or military action impacting our operations, assets or financial performance,
•	outcome of litigation, legal proceedings, investigations or insurance or other claims,
•	adverse changes in foreign currency exchange rates, including their impact on the fair value measurement of our derivative instruments,
•	potential long-lived asset or goodwill impairments, and
•	potential reduction in fair value of our auction rate securities and the ultimate resolution of our pending arbitration proceedings.

   Moreover, the United States Congress, the Internal Revenue Service (the "IRS"), the United Kingdom Parliament or Her Majesty's Revenue and Customs ("HMRC") may enact new statutory or regulatory provisions that could adversely affect our status as a non-U.S. corporation or otherwise adversely affect our anticipated consolidated effective income tax rate. Retroactive statutory or regulatory actions have occurred in the past, and there can be no assurance that any such provisions, if enacted or promulgated, would not have retroactive application.

    In addition to the numerous factors described above, you should carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our Annual Report on Form 10-K for the year ended December 31, 2009, as updated in this report and the exhibits thereto. You should also carefully read and consider "Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part I of the Form 10-Q.

Item 9.01  Financial Statements and Exhibits

        (d)  Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2009.

99.2	Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2009.

99.3	Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2009.

101.INS 101.SCH 101.CAL 101.DEF 101.LAB 101.PRE
XBRL Instance Document

XBRL Taxonomy Extension Schema

XBRL Taxonomy Extension Calculation Linkbase

XBRL Taxonomy Extension Definition Linkbase

XBRL Taxonomy Extension Label Linkbase

XBRL Taxonomy Extension Presentation Linkbase

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ensco plc

Date: June 8, 2010	/s/ DAVID A. ARMOUR David A. Armour Vice President - Finance

/s/ DOUGLAS J. MANKO Douglas J. Manko Controller and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Updated Part II, "Item 8. Financial Statements and Supplementary Data" of our Annual Report on Form 10-K for the year ended December 31, 2009.

99.2	Updated Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of our Annual Report on Form 10-K for the year ended December 31, 2009.

99.3	Updated Part II, "Item 6. Selected Financial Data" of our Annual Report on Form 10-K for the year ended December 31, 2009.
101.INS 101.SCH 101.CAL 101.DEF 101.LAB 101.PRE

XBRL Instance Document

XBRL Taxonomy Extension Schema

XBRL Taxonomy Extension Calculation Linkbase

XBRL Taxonomy Extension Definition Linkbase

XBRL Taxonomy Extension Label Linkbase

XBRL Taxonomy Extension Presentation Linkbase

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